SunTrust Banks, Inc. 1Q 2009 Earnings Presentation April 23, 2009 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis.
The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding net interest margin, future levels of charge-offs, provision expense, and income are forward-looking statements.
Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item
1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation ,or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the EESA and its implementing regulations, and actions by the FDIC, cannot be predicted at this time;
credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings;
we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel. If these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. RISK REVIEW V. APPENDIX Table of Contents

First Quarter Highlights
• While there were some preliminary signs of improvement in several key areas, results indicate that SunTrust is still working through credit and earnings challenges
• EPS loss of $2.49; loss of $0.46
1
excluding non-cash goodwill impairment charge
• Solid capital position enhanced; estimated Tier 1 Ratio of 11.00% and increased tangible common ratio
• Consumer and Commercial deposit growth accelerated in the first quarter to a record level of $112 billion at quarter end
• Revenue increased from last quarter due to strong mortgage origination income which was partially offset by soft net interest income and lower economically sensitive fee income
• Overall asset quality deteriorated in the quarter, while the portfolios showed mixed results
• Expenses well managed; however, economically cyclical FDIC, pension and credit expenses impacted results
• Focus remains on front-line execution and improved service quality, risk mitigation, and expense management to successfully emerge from this recession strong and well positioned to deliver superior shareholder returns
I. HIGHLIGHTS
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure

Solid Capital Ratios Improved in 1Q 2009
Tier 1 Capital Ratio
Total Capital Ratio
Total Avg. Equity to Total Avg. Assets
Tangible Equity to Tangible Assets
Tangible Common Equity to Tangible Assets
•
Received $4.9 billion in proceeds and Tier 1 capital from sale of preferred securities to U.S. Treasury in
4Q 2008
•
Increased ratios in 1Q 2009 driven primarily by a reduction in assets from 4Q 2008 MBS sale settlement and lower trading assets
Capital Ratios
1Q 2009 4Q 2008 3Q 2008
Estimate                   Actual                Actual
II. CAPITAL
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
11.00%
14.15%
12.51%
8.85%
5.82%
10.87%
14.04%
11.23%
8.46%
5.59%
8.15%
11.16%
10.41%
6.47%
6.17%
1
1

($ in millions, except per share data)
$1,093.0
994.1
1,146.5
2,239.5
2,177.3
1,426.2                           (10)%
(965.9)
(150.8)
71.3
(875.4)
(160.6)
(2.49)
$  (0.46)
1Q 2009 Loss of $2.49 Per Share and Loss of $0.46 Per Share Excluding Goodwill Charge
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill
1
Pre-Tax Loss
Benefit for Income Taxes
Preferred Dividends
Net Loss to Common Shareholders
Net Loss to Common Excl Goodwill
Net Loss Per Average Common Diluted Share
Net Loss Per Share Excl Goodwill
1
NM = Not Meaningful—those changes over 1000% or where results changed from positive to negative
% Change
1Q 2009                      4Q 2008                     1Q 2008
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
(10)%
3%
60%
16%
(47)%
51%
126%
(133)%
57%
(133)%
57%
(6)%
78%
8%
1%
74%
14%
NM
NM
922%
NM
NM
NM
NM
37%
1

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
1Q 2009 4Q 2008 4Q 2008 1Q 2008
Annualized
% Change
III. FINANCIAL PERFORMANCE
$  39,199 (3)% (13)% 8%
15,907 1% 3%           9%
7,376 (17)%     (69)%         (41)%
29,945 (3)%         (14)%           (8)%
15,339 4%             16%            17%
5,165 3%               12%           27%
6,624                      (3)%           (12)%             (13)%
972 (3)% (11)%               26%
$120,527     (3)%           (10)%                       (1)%
$  22,827 9%      36%            11%
21,244 6%             23%         (3)%
29,317                         5%              19%           16%
3,443 0%              (2)%         (12)%
17,240 1%       5%           1%
13,444 6%           23%              9%
107,515                         5%                   21%       6%
7,417 (41)%               (165)%               (52)%
$114,932 0%                       0%      (1)%
1. Excludes $4.8 billion of nonaccrual and restructured loans
Deposit Growth Accelerated in the Quarter and Mix Improved
1

$3.4
$3.3
$3.4
$30.1
$29.1
$28.8
$28.3
$24.4
$22.9
$20.9
$21.2
$21.0
$20.9
$21.8
$20.8
$17.3
$17.2
$17.2
$17.3
$13.3
$13.3
$13.0
$13.7
$3.5
$0
$20
$40
$60
$80
$100
$120
Dec 2008 Jan 2009 Feb 2009 Mar 2009
MMA DDA NOW CD <$100 CD >$100 Savings
Core Consumer and Commercial Deposits Showed Record Growth and
Favorable Mix Trends
1.  Graph depicts average product balances by month
+5.4%
flat
+4.8%
+16.7%
+6.4%
3-Month
Growth
+5.0%
Consumer and Commercial Deposit Trends
III. FINANCIAL PERFORMANCE
$103.8
$104.8
$106.9
$110.8
+6.7%
($ in billions)

3.07%
3.13%
3.07%
2.87%
3.14%
1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009
Margin of 2.87% Compressed 27 bps from 4Q 2008
•
Margin compression in 1Q driven by:
•
Short-term rate declines
•
Deposit pricing floors and deposit
growth
•
Sale of AFS securities in 4Q
•
Increased NPA’s
•
Opportunities for margin include
significant CD re-pricing in 2Q and 3Q,
refinancing of additional wholesale
funding, and DDA volumes
•
Risks include rising NPA’s, higher
interest-bearing deposit volumes and
further declines in LIBOR
•
Based on current assumptions, margin
expected to be relatively stable for the
next quarter or two, and slight
expansion is possible
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Provision Expense Up 3% Versus 4Q 2008, as Charge-offs Increased 10% and
Allowance Increased to 2.21%
Provision For Loan Loss
III. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
$994.1
$610.1
1.97%
$384.0
2.21%
1. Increase in ALLL in 2Q 2008 is greater than provision less charge-offs due to acquisition of GB&T
1Q 2009       4Q 2008         3Q 2008        2Q 2008        1Q 2008
$962.5
$552.5
1.72%
$410.0
$503.7
$392.1
1.24%
$111.6
$448.0
$322.7
1.04%
$284.1
$560.0
$297.2
0.97%
$262.8
1
1.86%
1.54% 1.46% 1.25%

Noninterest Income    $1,147           $718          $1,058              60%            8%
Net Adjustments
1
123             (86)          70
Adjusted Noninterest Income
2
$1,024 $804            $988
($ in millions)
Core Noninterest Income Up 4% versus last year and 27% Sequential Quarter Driven by
Mortgage-Related Revenue
27%          4%
1.  Adjustment detail included in appendix includes securities gains and losses
2.  Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Noninterest Income
III. FINANCIAL PERFORMANCE
%  Change
1Q 2009      4Q  2008        1Q 2008        4Q 2008     1Q 2008

74%
12%
$150
108
43
37
(5)
$183
Expense Results
Noninterest Expense
Goodwill Impairment/Other
Adjusted Noninterest Expense
Expense Driver Analysis
Total Adjusted Incr/(Decr)
Credit Related Costs
FDIC
Pension
FICA/401K (seasonal)
Sub-Total of Expense Drivers
Noisy Quarter in Expenses Impacted by Goodwill Charge, Mortgage Fraud Losses and a
Few Economically Cyclical and Seasonal Items
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, and additions to mortgage re-insurance reserves
Change
1Q 2009             4Q 2008             1Q 2008 4Q 2008 1Q 2008
%
($ in millions)
Noninterest Expense
III. FINANCIAL PERFORMANCE
$
Change
$2,177
751
$1,426
185
47
39
77
$1,586
13
$1,573
416
20
5
42
$1,252
(24)
$1,276
77
4
2
82
37%
(9)%
$(147)
(231)
27
34
35
$(135)
1
2

Classification of Losses
• Borrower misrepresentation Borrower misrepresentation
• • Insured loan claim denials Insured loan claim denials
• Criminal loan fraud
• Deposit/check/ATM fraud
• Bank errors
• Litigation settlements and
damage awards
• Criminal loan fraud
• Deposit/check/ATM fraud
• Bank errors
• Litigation settlements and
damage awards
Operating
Losses
Other
Real Estate
Provision Expense
2008 2009
• Operating expense for foreclosed
properties
• Net gain or loss including selling
expense on disposal of foreclosed
properties
• Valuation adjustments
• Operating expense for foreclosed
properties
• Net gain or loss including selling
expense on disposal of foreclosed
properties
• Valuation adjustments
• Net charge-offs
• Incr/(Decr) in ALLL
• Net charge-offs
• Incr/(Decr) in ALLL
• Borrower misrepresentation Borrower misrepresentation
• • Insured loan claim denials Insured loan claim denials
IV. RISK REVIEW
Changing Classification Related to Reserving and Recording Certain Fraud and Claim
Denial Losses in 2009

Classification of Losses
IV. RISK REVIEW
Costs of Borrower Misrepresentation and Insurance Claim Denials Moves to Provision
1. Remaining operating loss reserves of $42.4 is expected to be fully utilized during 2Q 2009
1Q 4Q $
2009 2008 Change
$ in millions
Operating Loss Reserves
Beginning Balance 207.0 $   40.0 $    167.0 $
Increase / (Decrease) (164.6) 167.0 (331.6)
Ending Balance
1
42.4 207.0 (164.6)
Operating Loss Expense
Written-off 187.2 69.1 118.1
Accrued (164.6) 167.0 (331.6)
Total 22.6 236.1 (213.5)
Misrep/Claim Denial ALLL Reserves
Beginning Balance - - -
Increase 173.0 - 173.0
Ending Balance 173.0 - 173.0
Misrep/Claim Denial Provision Expense
Charge-off 17.6 - 17.6
Accrued 173.0 - 173.0
Total 190.6 - 190.6
Total Misrep/Claim Denial and Operating Loss Expense 213.2 236.1 (22.9)
TotalMisrep/Claim Denial Related Reserves 215.4 $   207.0 $  8.4 $

Securities Portfolio
IV. RISK REVIEW
Approximately 80% of Fixed Income Securities in High Liquidity Govt/Agency Securities
Liquidity Total Trading AFS
($ in billions)
$26.9 $  7.4 $  19.5 TOTAL SECURITIES PORTFOLIO
N/A 4.1 4.1 -- Derivative
2
$  2.1 $  0.1 $    2.0 TOTAL EQUITIES
N/A
High
$  0.7
1.4
--
$  0.1
$    0.7
1.3
Equities:
Federal Reserve/FHLB Stock
Other Equities & Options (Coke)
$20.7 $  3.2 $  17.5 TOTAL FIXED INCOME
High
High
Moderate
Moderate
Low
Low
$   1.7
14.5
1.2
2.2
0.5
0.6
$ 1.2
0.2
0.2
1.1
--
0.5
$    0.5
14.3
1.0
1.1
0.5
0.1
Fixed Income:
US Treasury/Agency Notes
Agency MBS
Municipal Bonds
Corporate Bonds
Private MBS
Miscellaneous Acquired Assets
1
1. Includes approximately $230 million in securities acquired in 4Q 2007 and approximately $380 million carrying value of ARS as of 3/31/09
2. Matched book of derivatives maintained for client driven capital markets activities

Asset Quality Metrics
IV. RISK REVIEW
ALLL Increased 35 bps to 2.21% of Loans; Early Stage Delinquencies Declined
$ in millions 1Q 2009 4Q 2008 3Q 2008 1Q09 vs 4Q08 4Q08 vs 3Q08
Total Loans at End of Period $123,893.0 $126,998.4 $126,718.4 -$3,105.4 $280.0
Allowance for Loans & Lease Losses 2,735.0 2,351.0 1,941.0 384.0 410.0
Net Charge-offs 610.1 552.5 392.1 57.6 160.4
Provision Expense 994.1 962.5 503.7 31.6 458.8
NPAs 5,246.4 4,456.4 3,690.3 790.0 766.1
NPLs to Total Loans 3.75% 3.10% 2.60% 0.65% 0.50%
NPAs to Total Loans + OREO/OA 4.21% 3.49% 2.90% 0.72% 0.59%
ALLL to Loans 2.21% 1.86% 1.54% 0.35% 0.32%
NCOs (annualized to Average Loans) 1.97% 1.72% 1.24% 0.25% 0.48%
30-89 Days Past Due 1.76% 1.81% 1.52% -0.05% 0.29%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Loan Portfolio
IV. RISK REVIEW
Delinquencies Were Stable; Modest Increase in Charge-offs;
Residential Real Estate Continued to Dominate Credit Risk Profile
1.  CRE - 4Q 2008 charge-offs were largely the result of one commercial-purpose credit secured by real estate
2. Consumer - Direct includes approximately $3 billion of federally guaranteed student loans
Balance         % of                 Balance          % of     C/O Ratio        C/O Ratio       30-89 DLQ%     30-89 DLQ%
$ millions                                                3/31/2009     Portfolio           12/31/2008      Portfolio           1Q09                4Q08                 1Q09                4Q08
Commercial $38,616 31% $41,040 32% 1.35% 0.81% 0.37% 0.36%
Commercial Real Estate
(1)
15,094 12% 14,957 12% 0.05% 0.61% 0.72% 0.63%
Consumer - Direct
(2)
5,173 4% 5,139 4% 0.54% 0.90% 5.25% 5.16%
Consumer - Indirect 6,351 5% 6,508 5% 2.00% 3.12% 1.84% 2.19%
Credit Cards 976 1% 970 1% 6.94% 4.92% 3.25% 3.00%
Real Estate Home Equity Lines 16,455 13% 16,454 13% 4.00% 3.33% 1.44% 1.65%
Real Estate 1-4 Family 32,181 27% 32,066 25% 2.28% 1.86% 2.79% 2.93%
Real Estate Construction 9,047 7% 9,864 8% 3.76% 3.29% 4.24% 4.13%
Total $123,893 100% $126,998 100% 1.97% 1.72% 1.76% 1.81%

1.  Excludes $68.3  million of C & I loans secured by residential real estate and $61.6 million of mark-to-market loans held for sale
2.  Does not include nonaccruals
Residential Mortgages $32,181 million
Portfolio Profile Credit Quality Metrics
Loan Type
3/31/09
Balance
12/31/08
Balance
3/31/2009
$ Nonaccruals
12/31/2008
$ Nonaccruals 60+ DLQ 60+ DLQ
Core Portfolio $23,906 $23,143 $1,293 $  938 2.43% 2.57%
Home Equity Loans 2,333 2,504 68         60           0.98 0.85
Prime 2 3,509 3,843 128  225 3.06 2.93
Lot Loans 1,329 1,391 252   209 5.30 5.67
Alt-A 1 819 865 250   204 8.02 12.79
Alt-A 2 285 320 57    50 8.60 13.32
Total $32,181 $32,066 $2,048 $1,686 2.71% 2.98%
Residential Mortgages
IV. RISK REVIEW
Delinquencies Improved and Balances Declined in the Highest Risk Segments of the
Mortgage Portfolio;  Nonaccruals Trended up, as Anticipated
($ millions)
3/31/09 12/31/08
nd
st
nd
1
2
2

Home Equity Lines $16,455 million
1.  Excludes 3rd party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
3/31/09
Balance
% of
Total
12/31/08
Balance
Q1 09
Charge-off
4
%
Q4 08
Charge-off
4
%
Q1 09
Nonaccrual
%
Q4 08
Nonaccrual
%
3rd
Party
Originated $1,782 11% $1,859 14.08% 10.63% 4.63% 4.30%
CLTV > 80%
1
(Florida) 1,853 11 1,868 8.48 7.06 3.91 3.00
CLTV > 90%
2
1,695 10 1,739 4.00 3.58 1.71 1.60
All Other
3
11,125 68 10,988 1.82 1.45 1.22 0.97
Total $16,455 100% $16,454 4.00% 3.33% 1.96% 1.66%
Home Equity Lines
IV. RISK REVIEW
Two HELOC Sub-Segments, Third Party Originated and High CLTVs in Florida, That
Accounted for Just 22% of the Portfolio Continued to Drive Overall Credit Performance
($ millions)

1. Excludes consumer home equity loans
2. Excludes C & I loans secured by residential real estate, mark-to-market loans held for sale and consumer home equity loans
743 Updated FICO 687 Updated FICO
$323
60.7%
8.7%
8.5%
5.1%
$16,455
38.8%
15.6%
14.2%
8.1%
73.7%
744
Home Equity Lines Residential Mortgage
Updated FICO
(excluding NPLs) 717
Updated FICO
(excluding NPLs)
Original LTV 78.6 % Original CLTV
Portfolio
Florida
Georgia
Virginia
N.Carolina
$29,848
(1)
29.8%
14.4%
10.9%
7.7%
Portfolio
Florida
Virginia
Georgia
Maryland
NPLs
Florida
Georgia
California
Virginia
$1,979
(2)
49.0%
10.9%
8.8%
6.1%
NPLs
Florida
Virginia
Georgia
Maryland
Mortgage and Home Equity Statistics
IV. RISK REVIEW
Current FICO Scores are Indicative of Prime Portfolios; However, Mortgage and
HELOC Nonperforming Loans are Driven by Florida Real Estate Concentrations
($ millions)

1. Annualized first quarter net charge-off ratio
($ millions)
Balances Declined Steadily – Down Over $800 Million, or 8.3%, in 1Q 2009.
Residential Construction Credit Metrics were Weak; Commercial Construction Metrics were Solid
Construction $9,047 million
Portfolio Profile Credit Quality Metrics
Type
03/31/09
Balance
%
of
Portfolio
%
FL
Avg.
Size
$000’s
Q1
C/O
1
%
$
NPLs
FL
NPLs
%
%
30 +
DLQ
Construction Perm $ 1,490 16% 26% 537 7.94% $323 33% 8.32%
Residential
Construction 1,799 20 28 452 2.30 456 34 8.50
Residential A&D 1,729 19 25 687 6.66 418 34 8.72
Residential Land 604 7 36 928 3.65 180 48 6.00
Commercial
Construction 2,248 25 21 3,269 0.48 42 43 0.96
Commercial A&D 589 7 27 843 1.09 13 53 0.68
Commercial Land 588 6 30 713 1.49 36 18 5.47
Total
$ 9,047 100% 26% 3.76% $1,468 35% 5.77%
IV. RISK REVIEW
Construction

Credit Summary
IV. RISK REVIEW
•
Overall, credit performance weakened with deterioration evident in some asset quality measures and products
•
Favorable movement in early stage delinquencies was evident, particularly across most consumer and mortgage loan products
•
Residential Mortgages and HELOCs accounted for 54% of nonperforming loans; two-thirds of residential mortgage nonperformers have been written down to their expected recoverable value
•
The Residential Mortgage portfolio has solid borrower credit characteristics as evidenced by good current FICO scores, but it is 30% concentrated in Florida which drives the nonperforming loans
•
The HELOC portfolio has stronger borrower credit characteristics with weighted average FICOs exceeding 740; however, HELOCs have a higher Florida concentration at 39% disproportionately contributing to HELOC nonperforming loans
•
The Construction portfolio declined 8% – over $800 million – in 1Q 2009, and is down 34% since
December 2007
Residential Construction credit performance remained weak
Commercial Construction performed well
•
The ALLL build to 2.21% of loans was driven by continued credit stress and the addition of reserves for fraud-related loan losses
•
Credit losses are expected to increase in the second quarter given the classification change related to fraud losses combined with continued deterioration in residential construction and cyclically sensitive commercial exposures

22 Appendix

($ in millions)
Total Noninterest Income $1,147 718 $1,058 60% 8%
Securities Gains/(Losses) 3 411 (60)
VISA IPO Gain
- -
86
Lighthouse Gain
- -
89
Corporate Real Estate Gain
- -
37
Fair Market Write-downs – Trading (32) (41) (282)
STI Debt Valuation Write-up – Trading 113 (44) 240
Fair Value Write-downs – Mtg Prod (16) (57) (53)
SAB 109 – Mtg Prod
- -
18
Fair Value Write-downs – Other Income - - (5)
ARS Reserve - Trading (1) (5) -
Litigation Settlement – Other Income - 20 -
MSR (Impairment)/Recovery – Mtg Svcing 31 (370) -
Gain on Debt Extinguishment – Other Income 25 - -
Net Adjustments 123 (86) 70
Adjusted Noninterest Income $1,024 $ 804 $ 988 27% 4%
Noninterest Income Reconciliation
V. APPENDIX
%                   %
Change Change
1Q 2009 4Q 2008 1Q 2008 4Q 2008 1Q 2008

Noninterest Expense $2,177            $1,586           $1,252             37%              74%
Net E
2
Nonrecurring - 11                     5
Goodwill Impairment 751                     - -
Debt Retirement                                             - - 12
Visa Litigation - (14)              (39)
AHG Write-down - 16                    2
Tax Reserves Release                                  - - (4)
Net Adjustments                                           751    13               (24)
Adjusted Noninterest Expense $1,426            $1,573           $1,276             (9)%             12%
Change
1Q 2009         4Q 2008        1Q 2008 4Q 2008 1Q 2008
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX

Noninterest Income
OTTI- Securities Gains/(Losses) $  (0.7)              $ (2.0)           $(64.1)        $ 1.3               $63.4
Mortgage Repurchase Reserve         (25.6)                (60.2) (10.8)             34.6                (14.8)
FV MSR Hedging – Trading                 (19.2)                   - - (19.2)              (19.2)
MSR FV Change – Mtg Svcing            19.2                     - - 19.2                 19.2
Noninterest Expense
Operating Losses
1
22.6                 236.1            30.3           (213.5)               (7.7)
Mortgage Insurance Reserves            70.0                100.0 7.0             (30.0)               63.0
Credit & Collections                              47.9          44.3               27.8                3.6              20.1
Other Real Estate 44.4                   35.3           12.2                 9.1               32.2
Total Credit-Related $184.9               $415.7             $77.3        $(230.8)          $107.6
Additional Disclosures
V. APPENDIX
$
Change
1Q 2009         4Q 2008        1Q 2008          4Q 2008 1Q 2008
($ in millions)
1. 1Q 2009 operating losses includes a $165 million decrease in reserves for fraud losses and claim denials associated with mortgage secured loans.  4Q 2008 included a $167 million increase and the reserve was established at $40 million in 3Q 2008.

(As of 03/31/09, $ millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $68.0 million, $68.3 million of C & I loans secured by residential real estate and $61.6 million of mark-to-market loans held for sale
Nonaccruals that have been through the
specific write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals
with
write-down
+
Non
accruals not
requiring
write-down
2
+
Non
accruals
without
specific
write-down
=
Total
Non
accruals
3
% Loss
Severity
Core
Portfolio
$739.8 $(207.1) $532.7 $289.9 $470.5 $1,293.1 20.1%
Prime 2
nd
217.4 (216.0) 1.4 126.4 -- 127.8 --
Lot
Loans
239.8 (109.2) 130.6 54.6 66.4 251.6 37.1%
Alt-A 1
st
146.0 (40.1) 105.9 54.6 88.9 249.4 20.0%
Alt-A 2
nd
107.7 (90.7) 17.0 -- 39.8 56.8 84.2%
Total $1,450.7 $(663.1) $787.6 $525.5 $665.6 $1,978.9
Residential Mortgages
Nonaccrual Balances Were Up, But 66% of Nonaccruals are Carried At
Expected Recoverable Value (1)
VI. APPENDIX

Non GAAP Reconciliations
VI. APPENDIX
March 31
December 31 September 30 March 31
2009 2008 2008 2008
Total shareholders' equity                $21,645,626 $22,500,805 $18,069,378 $18,548,603
Goodwill                      (6,224,610) (6,941,104) (7,062,869) (6,923,033)
Other intangible assets including MSRs (1,049,155) (978,211) (1,328,055) (1,379,522)
MSRs 894,797 810,474 1,150,013 1,143,405
Tangible equity
15,266,658
15,391,964            10,828,467            11,389,453
Preferred stock
(5,227,357)
(5,221,703)             (500,000)                 (500,000)
Tangible common equity $10,039,301 $10,170,261 $10,328,467 $10,889,453
Total assets                 $179,116,402 $189,137,961 $174,776,760 $178,986,947
Goodwill                 (6,309,431) (7,043,503) (7,062,869) (6,923,033)
Other intangible assets including MSRs                 (1,103,333) (1,035,427) (1,389,965) (1,430,268)
MSRs 894,797 810,474 1,150,013 1,143,405
Tangible assets                 $172,598,435 $181,869,505 $167,473,939 $171,777,051
Tangible equity to tangible assets 8.85% 8.46% 6.47% 6.63%
Tangible common equity to tangible assets 5.82% 5.59% 6.17% 6.34%
Three Months Ended
(Dollars in thousands)

VI. APPENDIX
Non GAAP Reconciliations
(Dollars in thousands, except per share data) (Unaudited)
March 31 December 31 September 30 June 30 March 31
2009 2008 2008 2008 2008
Total noninterest expense
$2,177,327
$1,586,153 $1,665,295 $1,375,342 $1,252,233
Goodwill/intangible impairment charges other than MSRs 751,156         -                  -                   45,000           -
Total noninterest expense excluding goodwill/intangible impairment charges other than MSRs $1,426,171 $1,586,153 $1,665,295 $1,330,342 $1,252,233
Net income/(loss) ($815,167) ($347,587) $312,444 $540,362 $290,555
Goodwill/intangible impairment charges other than MSRs, after tax 723,853 -                  -                   27,281           -
Net income/(loss) excluding goodwill/intangible
     impairment charges other than MSRs, after tax
($91,314) ($347,587) $312,444 $567,643 $290,555
Net income/(loss) available to common shareholders ($875,381) ($374,938) $304,397 $529,968 $281,555
Goodwill/intangible impairment charges other than MSRs attributable to
     common shareholders, after tax 714,824 -                  -                   27,006           -
Net income/(loss) available to common shareholders excluding goodwill/intangible impairment charges other than MSRs, after tax
($160,557) ($374,938) $304,397 $556,974 $281,555
Net income/(loss) per average common share, diluted ($2.49) ($1.07) $0.87 $1.52 $0.81
Impact of excluding goodwill/intangible impairment charges other than MSRs attributable
     to common shareholders, after tax 2.03               -                  -                   0.07                -
Net income/(loss) per average diluted common share, excluding goodwill/intangible impairment charges other than MSRs, after tax
($0.46) ($1.07) $0.87 $1.59 $0.81
Three Months Ended